SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2022 (April 18, 2022)

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 S. Belt Line Rd. Suite 500 Coppell, TX 75019
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2022, in connection with his service as interim CEO, Mr. Sheehan and the Company have entered into a letter agreement (“Amendment”) amending his September 21, 2021 letter agreement (the “Sheehan Agreement”) pursuant to which (i) the term of the Sheehan Agreement is indefinitely extended until a permanent CEO is appointed or until the Sheehan Agreement is terminated pursuant to the terms thereof, (ii) his base salary will increase effective May 2, 2022 to $850,000/year, and (iii) he will participate in the FY2022 annual bonus plan with a target of 100% of his base salary, prorated for his time in role as Interim CEO during the fiscal year. Further, he has been awarded a one-time RSU grant for the number of shares of common stock of the Company equal to $2,000,000 divided by the average closing price for the 10 days ended April 18, 2022, which shall vest ratably in equal installments over the ensuing three years provided he continues his employment with the Company or service on the Board throughout the time period. This summary is not intended to be complete and is qualified in its entirety by reference to the Amendment and Restricted Stock Unit Agreement which are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Letter Agreement dated April 20, 2022 by and among Dave & Buster’s Management Corporation, Inc., Dave & Buster’s Entertainment, Inc. and Kevin M. Sheehan.
10.2	Restricted Stock Unit Agreement dated April 18, 2022 by and between Dave & Buster’s Entertainment, Inc. and Kevin M. Sheehan.
104	Cover Page Interactive Date File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: April 20, 2022	By:	/s/ Robert W. Edmund
Robert W. Edmund
General Counsel, Secretary and Senior Vice President of Human Resources